UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4 2021

INTELLIGENT MEDICINE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41024	86-2283527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9001 Burdette Rd.
Bethesda, MD	20817
(Address of principal executive offices)	(Zip Code)

(202) 905-5834
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	IQMDU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	IQMD	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	IQMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 4, 2021, Intelligent Medicine Acquisition Corp. (the “Company”) completed its initial public offering (“IPO”) of 20,700,000 units (“Units”), including the full exercise of the underwriter’s over-allotment option. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant (“Warrants”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File No. 333-260205). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $207,000,000.

As previously reported on a Current Report on Form 8-K of the Company, on November 10, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement (the “Private Placement”) of an aggregate of 10,280,000 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant, generating total gross proceeds of $10,280,000.

A total of $211,140,000 of the net proceeds from the IPO and the Private Placement was placed in a trust account established for the benefit of the Company’s public stockholders, with Continental Stock Transfer & Trust Company acting as trustee. An audited balance sheet as of November 9, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2021	INTELLIGENT MEDICINE ACQUISITION CORP.

	By:	/s/ Gregory C. Simon
	Name:	Gregory C. Simon
	Title:	Chief Executive Officer